Vanguard FTSE All-World ex-US Index Fund

Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard FTSE All-World ex-US Small-Cap Index
Fund

Supplement to the Statement of Additional Information Dated
February 23, 2018

Effective July 20, 2018, Bank of New York Mellon, 22 Liberty Street, New York,
NY 10286, serves as the custodian for Vanguard FTSE All-World ex-US Index
Fund, Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund,
and Vanguard FTSE All-World ex-US Small-Cap Index Fund (the “Funds”). The
custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 072B 072018